UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 19, 2021

ESCALADE, INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

0-6966	13-2739290
(Commission File Number)	(IRS Employer Identification No.)

817 Maxwell Avenue, Evansville, Indiana	47711
(Address of Principal Executive Offices)	(Zip Code)

(812) 467-1358

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which registered
Common Stock, No Par Value	ESCA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.02(b) and (c) – Departure of Directors or Certain Officers; Appointment of Certain Officers;

On February 22, 2021, Escalade, Incorporated (“Escalade” or the “Company”) announced that Scott J. Sincerbeaux, its President and Chief Executive Officer had resigned from all of his positions with Escalade, including as Chief Executive Officer and President and as a director, on terms being mutually agreed upon by the Company and Mr. Sincerbeaux, effective February 19, 2021.

Also on February 19, 2021, the Board of Directors of Escalade appointed Walter P. Glazer, Jr. as Escalade’s Interim Chief Executive Officer and President effective immediately. Mr. Glazer, age 62, has served as a director at Escalade since 2015 and has served as Chairman of the Board of Directors at Escalade since May of 2018, and he will continue in that role in addition to being Chief Executive Officer and President. Mr. Glazer has served as Chief Executive Officer with Speedball Art Products Company since 1997. Mr. Glazer has no family relationship with any other executive officer or director of Escalade. Mr. Glazer has not been involved in any related party transaction with Escalade.

Item 8.01	Other Events.

On February 22, 2021, the Company issued a press release announcing that Scott J. Sincerbeaux, the Company’s President and Chief Executive Officer, has resigned from the Company and Walter P. Glazer, Jr., has been named as his interim replacement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit	Description

99.1	Press release dated February 22, 2021

104	Cover Page Interactive Data File, formatted Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2021	ESCALADE, INCORPORATED

By: /s/ Stephen R. Wawrin
Stephen R. Wawrin, Vice President and Chief Financial Officer

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